UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Cove Street Capital
Small Cap Value Fund

Annual Report
September 30, 2015

www.COVESTREETFUNDS.COM

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

LETTER TO SHAREHOLDERS (unaudited)

Dear Fellow Shareholder:

In the mutual fund world, this constitutes our “annual letter” but we would like to take the gravitas down a notch as we write lengthy quarterly letters that provide shareholders with some fairly deep detail regarding what we are up to. As we prefer to view buying and thus you should not expect any grand pronouncements that will in some way alter your perspective on our investing process.

Total Return
(%) as of September 30, 2015

		CALENDAR
	3	YEAR	1	3	5	10	SINCE*
	MONTH	to DATE	YEAR	YEAR	YEAR	YEAR	INCEPTION
Cove Street Capital Small Cap Value Fund(1)
Investor Class	-10.22	-5.36	-0.84	9.80	12.74	5.44	10.54
Institutional Class	-10.18	-5.18	-0.57	10.08	12.94	5.57	8.23
Russell 2000® Index	-11.92	-7.73	1.25	11.02	11.73	6.55	8.15
Russell 2000® Value Index	-10.73	-10.06	-1.60	9.18	10.17	5.35	8.76

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Effective September 10, 2013, the Investor Class eliminated all sales charges on purchases. Prior to that date, purchases were subject to a maximum sales charge of 3.50%. The returns shown for the Investor Class do not reflect any sales charges. If they had, the returns would be lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.60% and 1.35% for the Investor Class and Institutional Class, respectively.

The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

(1)
Audited financial statements are required to include trade date adjustments, which lowered the per share value of each class for financial reporting purposes. In the absence of these adjustments, the returns would have been higher.

*	Inception date of Investor Class was September 30, 1998. Inception date of Institutional Class was October 3, 2001.

To repeat our investment philosophy, we are classic value investors in the tradition of Ben Graham and Warren Buffett, seeking superior long-term performance through the purchase of securities selling at prices materially below our estimate of intrinsic value. This process of “winning by not losing” helps to protects capital from permanent loss (as distinguished from “quotational risk”) and puts us on the correct side of the mathematics of compounding.

The Fund utilizes Cove Street Capital’s Classic Value | Small Cap strategy, which is a concentrated small cap value strategy that applies a fundamental, bottom-up stock selection process within a universe of approximately 3,500 US companies with a market capitalization below $3 billion, as well as a relevant universe of non-US companies. The portfolio holds 30 to 39 stocks and PM Jeffrey Bronchick is responsible for the fund portfolio decision.  Sector weightings are a result of the bottom-up approach.  We have a 30% risk limit in any single industry and a 10% limit on any single security.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

LETTER TO SHAREHOLDERS (unaudited)

What Happened
(%) One Year Ending September 30, 2015 | Symbol CSCSX

SECURITY	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 CONTRIBUTORS	(%)	(%)	(%)
CARROLS RESTAURANT GROUP INC	4.82	71.33	2.63
INTL FCSTONE INC	1.43	101.52	1.72
SYMETRA FINANCIAL CORP	2.82	49.79	1.27
NEUSTAR INC	3.55	23.45	1.24
REMY INTERNATIONAL INC	1.77	41.75	1.20

SECURITY	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 DETRACTORS	(%)	(%)	(%)
APPROACH RESOURCES INC	2.50	-80.18	-2.08
EMERALD OIL INC	0.36	-83.97	-1.96
HERITAGE-CRYSTAL CLEAN INC	2.55	-41.43	-1.31
FORESTAR GROUP INC	3.38	-28.16	-0.98
DUNDEE CORP - CL A	0.44	-35.81	-0.78

The 5 Contributors measure the top five contributors to the portfolio’s total return. The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

We have covered almost every company on this list in prior letters, so other than “energy remains tough” we have little to add here.

The one thing that I will say about our portfolio is that for the better part of the last 6 months, any stock that has an element of cyclicality – pick your poison: agriculture, mining, energy, Brazil – has gotten pretty well crushed. Some of this was deserved because no matter how wonderful a business you may be, if its 20% geared toward one of the aforementioned sectors, you WILL have a downturn within any given five year period. As value investors, we remain utterly convinced that a cyclical problem is inherently a buyable issue and thus we have stepped to the plate in a number of what we almost call “growth cyclicals,” a partial list of which includes Franklin Electric (FELE), FMC Corp (FMC), and Raven Industries (RAVN). What is notable is that, in our view, these really are terrific businesses to own for the long-run, as they have excellent balance sheets and some nice secular growth trends behind them. In other words, these represent what we would call our classic “Buffett” values.

I will note that your portfolio manager has not always executed this line of reasoning in prior economic cycles, as the temptation to buy the cheapest, most cyclical stock early in a downturn proved to be too strong—and at times this led to an unacceptably high miss/hit ratio. This shift is one of the key things that has helped us this year. We do have a growing mental list of “Graham” values, a number of which have had sickening declines this year as investors are properly spooked by leverage on top of a cyclical, iffy business model. Buying a stock that has doubled to $6 (but is still down from $40) after balance sheet issues are fixed and that still has a value in the high-teens is a better bet than guessing—with the stock at $3—as to whether the company will be around next year in the event of a true recession. We will gladly let someone else be the hero that picked the bottom.

Our view of the upcoming year remains remarkably similar to that of most years. We come in the office looking for inefficiencies within public stock markets that we can attempt to take advantage of. Inefficiencies come from fairly obvious and consistent places that have remained remarkably unchanged over decades:

• Fears of the short-term;

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

LETTER TO SHAREHOLDERS (unaudited)

•	The inability of large funds to practically take positions in smaller companies;

•
The difficulty of structuring an organization in a way that compensates its people to do actual research into smaller companies...and be willing to hold these companies in the face of short-term issues and in sufficient size in order to make a difference.

Our “edge” is simply our structure and our focus in small cap value. If you are fishing in a better pond, you are simply going to catch more fish. (We do spend a lot of time seeking to be slightly better than the average bear within that statement!)

Operationally, we would like to note a few items. The first is our capital gains distribution of $1.63 per share, all of which is considered long term. We will reiterate that we recognize that the mix of our shareholders contains a fair number of taxable accounts and we do everything intelligently possible to minimize our realized gains. But sometimes we simply run out of losses to take and allocate against our gains and sometimes takeovers close before our fiscal year-end or before they go long-term. We try.

The second thing to note is that we are lowering the expenses of our fund by transitioning to a 100% “Institutional Share Class” that does not include any upfront or back-end loaded fees. The mutual fund industry, as you may have guessed, is highly promotional on its good days and not all days are good. We have chosen not to play in the world of aggressive asset gathering through the use of massive distribution channels, a stance some would argue is stupid from a business plan perspective. But lowering expense levels for our shareholders is something that makes sense to us. Also, going direct to a more limited universe makes sense to us given our goal of finding long-term partners to travel with us on our quest to deliver value. This is a small cap value fund and to paraphrase Ted Williams, our job is to try to generate the best returns, not to be the biggest, most widely-known fund.

We are sure that the upcoming year will have more surprises in store, but not all of them will be bad. Having a good process, a good fishing pool and a firm that is partnered with you as large investors in the Fund is a good place to start. Thank you again for you confidence in our efforts.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.
Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

This Page Intentionally Left Blank

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

PERFORMANCE (unaudited)

Investor Class (CSCSX)

as of September 30, 2015

- RATES OF RETURN (%) -

1-YEAR
5-YEAR
10-YEAR
*SINCE INCEPTION
-0.84
1.25
-1.60
12.74
11.73
10.17
5.44
6.55
5.35
10.54
8.15
8.76

- VALUE OF $10,000 INVESTMENT -

20,000
10,000
0
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
Investor Class (CSCSX)
Russell 2000 Index(1)
Russell 2000 Value Index(2)

Institutional Class (CSCAX)

as of September 30, 2015

- RATES OF RETURN (%) -

1-YEAR
5-YEAR
10-YEAR
**SINCE INCEPTION
-0.57
1.25
-1.60
12.94
11.73
10.17
5.57
6.55
5.35
8.23
8.68
8.66

- VALUE OF $10,000 INVESTMENT -

20,000
10,000
0
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
Institutional Class (CSCAX)
Russell 2000 Index(1)
Russell 2000 Value Index(2)

Investor Class (CSCSX)

Institutional Class (CSCAX)

(1) The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2) The Russell 2000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

* Inception date of Investor Class was September 30, 1998.

** Inception date of Institutional Class was October 3, 2001.

Returns for periods greater than one year are annualized.

Past performance does not guarantee future results.

Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund disrtibutions or the redempion of fund shares.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

EXPENSE EXAMPLE - SEPTEMBER 30, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			EXPENSES PAID
	BEGINNING ACCOUNT	ENDING ACCOUNT	DURING PERIOD(1)
	VALUE 4/1/2015	VALUE 9/30/2015	4/1/2015 - 9/30/2015
Investor Class Actual(2)	$1,000.00	$922.70	$7.95
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.80	$8.34

Institutional Class Actual(2)	$1,000.00	$923.80	$6.75
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.05	$7.08

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.65% and 1.40% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2015 of (7.73)% and (7.62)% for the Investor Class and Institutional Class, respectively.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

HOLDINGS PRESENTATION (unaudited)

Sector Allocation

(% net of assets) as of September 30, 2015 [1]

CONSUMER DISCRETIONARY
34.3
FINANCIAL SERVICES
21.9
TECHNOLOGY
20.0
PRODUCER DURABLES
8.1
MATERIALS + PROCESSING
6.8
HEALTH CARE
4.2
SHORT-TERM + OTHER ASSETS & LIABILITIES
3.0
ENERGY
1.7

Top 10 Equity Holdings

(% net of assets) as of September 30, 2015 [1][2]

Carrols Restaurant Group	6.8 %
ViaSat	5.9 %
Forestar Group	5.2 %
Hallmark Financial Services	4.9 %
Belmond, Class A	4.7 %
NeuStar, Class A	4.3 %
Symetra Financial	4.0 %
GP Strategies	3.4 %
Francesca's Holdings	3.1 %
Avid Technology	3.1 %

[2] Short-term investments are not included.

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2015

	Shares	Value
Common Stocks - 97.0%

Consumer Discretionary # - 34.3%
Belmond, Class A *	209,550	$2,118,551
Carrols Restaurant Group *	253,600	3,017,840
Cherokee *	71,706	1,112,877
DreamWorks Animation SKG, Class A *	63,700	1,111,565
EVINE Live *	487,481	1,277,200
Francesca’s Holdings *	114,300	1,397,889
Golden Entertainment *	55,750	504,538
Liberty Global, Class A *	31,406	1,058,068
Liberty Ventures, Series A *	28,400	1,145,940
Remy International	12,550	367,088
SeaWorld Entertainment	66,120	1,177,597
Tupperware Brands	21,200	1,049,188
		15,338,341

Energy - 1.7%
Approach Resources *	221,300	413,831
Carbon Natural Gas * (a)	550,000	327,250
		741,081

Financial Services - 21.9%
Baldwin & Lyons, Class B	40,110	870,387
Equity Commonwealth - REIT *	48,100	1,310,244
Forestar Group *	175,101	2,302,578
Hallmark Financial Services *	191,546	2,200,864
Symetra Financial	56,000	1,771,840
White Mountains Insurance Group	1,790	1,337,667
		9,793,580

Health Care - 4.2%
Anika Therapeutics *	27,050	861,001
Halyard Health *	36,000	1,023,840
		1,884,841

Materials & Processing - 6.8%
American Vanguard	116,400	1,345,584
FMC	13,600	461,176
HRG Group *	104,600	1,226,958
		3,033,718

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

SCHEDULE OF INVESTMENTS (CONTINUED) - SEPTEMBER 30, 2015

	Shares	Value

Producer Durables - 8.1%
CLARCOR	9,400	$448,192
Franklin Electric	28,900	786,947
GP Strategies *	65,900	1,503,838
Heritage-Crystal Clean *	87,660	900,268
		3,639,245

Technology - 20.0%
Avid Technology *	172,398	1,372,288
GSI Group *	103,100	1,312,463
Millicom International Cellular	20,000	1,251,200
NeuStar, Class A *	70,500	1,918,305
ViaSat *	40,800	2,623,032
Westell Technologies, Class A *	390,168	444,791
		8,922,079

TOTAL COMMON STOCKS		43,352,885
(Cost $38,515,076)

Short-Term Investment - 5.0%
Fidelity Institutional Government Portfolio, Institutional Class, 0.01% ^	2,253,070	2,253,070
(Cost $2,253,070)

Total Investments - 102.0%
(Cost $40,768,146)		45,605,955
Other Assets and Liabilities, Net - (2.0)%		(894,615)

Total Net Assets - 100.0%		$44,711,340

#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 9 in Notes to Financial Statements.
*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value heirarchy. See notes 2 and 3 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of September 30, 2015.
REIT - Real Estate Investment Trust
See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2015

Assets:
Investments, at value (cost $40,768,146)	$45,605,955
Receivable for investment securities sold	1,377,500
Receivable for capital shares sold	4,078
Dividends and interest recievable	28,327
Prepaid expenses	13,105
Total assets	47,028,965

Liabilities:
Payable for investment securities purchased	2,133,666
Payable for capital shares redeemed	81,757
Payable to investment adviser	28,706
Payable for fund administration & accounting fees	15,406
Payable for compliance fees	2,001
Payable for custody fees	1,151
Payable for transfer agent fees & expenses	11,440
Payable for trustee fees	3,284
Accrued distribution fees	17,122
Accrued expenses	23,092
Total liabilities	2,317,625
NET ASSETS	$44,711,340

Net Assets Consist of:
Paid-in capital	$38,386,903
Accumulated net investment loss	(344,643)
Accumulated undistributed net realized gain on investments	1,831,271
Net unrealized appreciation on investments	4,837,809
Net Assets	$44,711,340

	Investor Class	Institutional Class
Net Assets	$26,360,182	$18,351,158
Shares issued and outstanding(1)	862,583	579,612
Net asset value, redemption price and offering price per share(2)	$30.56	$31.66

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 2015

Investment Income:
Dividend income	$374,730
Interest income	294
Total investment income	375,024

Expenses:
Investment adviser fees (See note 4)	413,602
Fund administration & accounting fees (See note 4)	93,152
Transfer agent fees & expenses (See note 4)	68,223
Federal and state registration fees	30,825
Audit fees	16,503
Postage & printing fees	14,585
Compliance fees (See note 4)	12,003
Legal fees	11,505
Trustee fees (See note 4)	10,527
Other	8,229
Custody fees (See note 4)	6,529
Distribution fees - Investor Class (See note 5)	73,447
Total expenses before reimbursement	759,130
Less: Reimbursement from investment adviser (See note 4)	(3,712)
Net Expenses	755,418

NET INVESTMENT LOSS	(380,394)

Realized And Unrealized Gain (Loss) On Investments:
Net realized gain on investments	2,535,030
Net change in unrealized appreciation on investments	(2,229,984)

Net realized and unrealized gain on investments	305,046

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,348)

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Operations:
Net investment loss	$(380,394)	$(333,845)
Net realized gain on investments	2,535,030	5,723,518
Net change in unrealized appreciation on investments	(2,229,984)	(2,743,091)
Net increase (decrease) in net assets from operations	(75,348)	2,646,582

Capital Share Transactions:
Investor Class:
Proceeds from shares sold	3,779,878	4,663,737
Proceeds from reinvestments of distributions	2,470,920	1,832,949
Payments for shares redeemed	(7,707,675)	(4,524,965)
Redemption fees	554	816
Increase (Decrease) in net assets resulting from Investor Class transactions	(1,456,323)	1,972,537

Institutional Class:
Proceeds from shares sold	5,922,957	15,647,460
Proceeds from reinvestments of distributions	1,936,690	1,678,230
Payments for shares redeemed	(5,410,494)	(20,486,845)
Redemption fees	369	2,157
Increase (Decrease) in net assets resulting from Institutional Class transactions	2,449,522	(3,158,998)

Increase (Decrease) in net assets resulting from capital share transactions	993,199	(1,186,461)

Distributions To Shareholders:
From net investment income:
Investor Class:	–	–
Institutional Class:	–	–
From net realized gain on investments:
Investor Class:	(3,443,759)	(2,404,191)
Institutional Class:	(2,016,078)	(1,679,915)
Total distributions to shareholders	(5,459,837)	(4,084,106)

TOTAL DECREASE IN NET ASSETS	(4,541,986)	(2,623,985)

Net Assets:
Beginning of year	49,253,326	51,877,311
End of year, including accumulated net investment loss of $(344,643) and $0, respectively	$44,711,340	$49,253,326

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the year)

Investor Class(1)

	Year Ended September 30,

	2015	2014	2013	2012	2011
PER SHARE DATA:

Net asset value, beginning of year	$34.51	$35.64	$27.90	$18.79	$20.37

Investment operations:
Net investment loss	(0.30)	(0.25)	(0.20)	(0.16)	(0.05	)(2)
Net realized and unrealized gain (loss) on investments	0.21	1.94	7.94	9.27	(1.43)
Total from investment operations	(0.09)	1.69	7.74	9.11	(1.48)

Less distributions:
From net investment income	–	–	–	–	(0.10)
From net capital gains	(3.86)	(2.82)	–	–	–
Total distributions	(3.86)	(2.82)	–	–	(0.10)

Paid-in capital from redemption fees	– (3)	– (3)	– (3)	–	–

Net asset value, end of year	$30.56	$34.51	$35.64	$27.90	$18.79

TOTAL RETURN	(0.84)%	4.52%	27.74%	48.48%	(7.35)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$26.4	$31.1	$30.2	$18.9	$12.1

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.66%	1.59%	1.85%	2.09%	1.60%
After expense reimbursement/recoupment	1.65%	1.64%	1.69%	1.59%	1.20%

Ratio of net investment loss to average net assets:
After expense reimbursement/recoupment	(0.88)%	(0.70)%	(0.87)%	(0.60)%	(0.25)%

Portfolio turnover rate	107%	77%	72%	67%	50%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Amount per share is less than $0.01.
See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the year)

Institutional Class

	Year Ended September 30,

	2015	2014	2013	2012	2011
PER SHARE DATA:
Net asset value, beginning of year	$35.53	$36.53	$28.53	$19.18	$20.77

Investment operations:
Net investment loss	(0.21)	(0.20)	(0.12)	(0.07)	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	0.20	2.02	8.12	9.42	(1.47)
Total from investment operations	(0.01)	1.82	8.00	9.35	(1.52)

Less distributions:
From net investment income	–	–	–	–	(0.07)
From net capital gains	(3.86)	(2.82)	–	–	–
Total distributions	(3.86)	(2.82)	–	–	(0.07)

Paid-in capital from redemption fees	– (2)	– (2)	–	–	–

Net asset value, end of year	$31.66	$35.53	$36.53	$28.53	$19.18

TOTAL RETURN	(0.57)%	4.78%	28.04%	48.75%	(7.38)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$18.4	$18.1	$21.6	$7.2	$1.7

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.41%	1.34%	1.54%	1.87%	1.20%
After expense reimbursement/recoupment	1.40%	1.39%	1.44%	1.40%	1.19%

Ratio of net investment loss to average net assets:
After expense reimbursement/recoupment	(0.63)%	(0.45)%	(0.62)%	(0.56)%	(0.23)%

Portfolio turnover rate	107%	77%	72%	67%	50%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2012 through 2015.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2015, the Fund increased paid-in-capital by $529,970, decreased accumulated net investment loss by $35,751, and decreased accumulated undistributed net realized gain by $565,721.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At September 30, 2015, the Fund had investments in illiquid securities with a total value of $327,250 or 0.7% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/2012	$195,250

3. Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange-Traded Funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,025,635	$327,250	$-	$43,352,885
Short-Term Investment	2,253,070	-	-	2,253,070
Total Investments in Securities	$45,278,705	$327,250	$-	$45,605,955

Transfers between levels are recognized at the end of the reporting period.  During the year ended September 30, 2015, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4. Investment Advisory Fee And Other Transactions With Affiliates

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The  Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2016.  At September 30, 2015, the balance of previously waived fees eligible for recoupment was $54,191, of which $50,479 expires September 30, 2016 and $3,712 expires September 30, 2018.  Effective February 20, 2014, the Adviser elected to forego the recoupment of previously waived fees in order to reduce the total annual operating expenses of the Fund.  This election is voluntary, but the Advisor retains the right to recoup these previously waived expenses in the future.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5. Distribution Costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2015, the Investor Class incurred expenses of $73,447 pursuant to the Plan.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

6. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For the Year Ended	For the Year Ended
TRANSACTIONS IN SHARES:	September 30, 2015	September 30, 2014
Investor Class:
Shares sold	116,758	131,834
Shares issued to holders in reinvestment of dividends	76,737	51,618
Shares redeemed	(233,501)	(129,101)
Increase (Decrease) in Investor Class shares outstanding	(40,006)	54,351
Institutional Class:
Shares sold	174,648	444,525
Shares issued to holders in reinvestment of dividends	58,176	45,992
Shares redeemed	(162,844)	(573,420)
Increase (Decrease) in Institutional Class shares outstanding	69,980	(82,903)
Net increase (decrease) in shares outstanding	29,974	(28,552)

7. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$52,414,880	$48,894,049

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

8. Income Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2015, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$6,402,120	$(2,040,047)	$4,362,073	$41,243,882

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At September 30, 2015, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
$-	$2,307,007	$(344,643)	$4,362,073	$6,324,437

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2015, the Fund deferred, on a tax basis, late year ordinary losses of $344,643. As of September 30, 2015, the Fund had no capital loss carryforwards.

For the year ended September 30, 2015, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$2,439,604	$3,020,233	$5,459,837

For the year ended September 30, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$474,918	$3,609,188	$4,084,106

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2015

9. Sector Risk

As of September 30, 2015, the Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be more greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2015, Charles Schwab & Co., for the benefit of its customers, owned 34.7% of the outstanding shares of the Fund.

11. Subsequent Events

On November 12, 2015, the Institutional Class paid a long-term capital gain distribution in the amount of $377,687, or $1.62876 per share, and the Investor Class in the amount of $1,412,098, or $1.62876 per share.

On October 23, 2015, the Trust’s Board of Trustees approved the following:

Effective at the close of business November 25, 2015, the Investor Class is closing to new purchases and all Investor Class shares will be exchanged pro-rata for Institutional Class shares.

Effective November 26, 2015, the Adviser has contractually agreed to reduce the annualized expense limitation for the Institutional Class from 1.44% to 1.25%.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

This Page Intentionally Left Blank

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cove Street Capital Small Cap Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended on September 30, 2011, were audited by other auditors whose report dated November 23, 2011, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cove Street Capital Small Cap Value Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 24, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

ADDITIONAL INFORMATION (unaudited)

Independent Trustees

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS,	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

Leonard M. Rush, CPA	Lead Trustee	Indefinite Term;	28	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	and Audit	Since April 2011		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Committee			Incorporated,	(11 Portfolios)
Age: 69	Chairman			(2000-2011)	(2012-Present);
Director, Anchor Bancorp
Wisconsin, Inc.
(2011-2013)

Roel C. Campos, Esq.	Trustee	Indefinite Term;	28	Partner, Locke Lord LLP	Director, WellCare Health
615 E. Michigan St.		Since April 2011		(a law firm) (2011-present);	Plans, Inc. (2013-Present);
Milwaukee, WI 53202				Partner, Cooley LLP (a law firm)	Director, Regional
Age: 66				(2007-2011);	Management Corp.
				Commissioner, U.S. Securities	(2012-Present)
and Exchange Commission
(2002-2007)

David A. Massart	Trustee and	Indefinite Term;	28	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Since April 2011		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee			Next Generation Wealth	(11 Portfolios)
Age: 48	Chairman			Management, Inc.	(2012-Present)
(2005-present)

David M. Swanson	Trustee	Indefinite Term;	28	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Principal, SwanDog Strategic	ALPS Variable Insurance
Milwaukee, WI 53202				Marketing, LLC (2006-present);	Trust (9 Portfolios)
Age: 58				Executive Vice President,	(2006-Present)
Calamos Investments
(2004-2006)

Interested Trustees

Robert J. Kern*	Chairman	Indefinite Term;	28	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since January		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		2011		(1994-present)
Age: 56

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

ADDITIONAL INFORMATION (unaudited)

Officers

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS,	HELD WITH THE	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

James R. Arnold	President and	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Principal Executive	Since January		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer	2011		Services, LLC
Age: 58				(2002-present)

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, and Anti-			Services, LLC
Age: 49	Money Laundering			(2004-present)
Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan St.	Principal	Since January 2011		U.S. Bancorp Fund
Milwaukee, WI 53202	Financial Officer			Services, LLC
Age: 42				(2005-present)

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite Term;	N/A	Senior Vice President	N/A
615 E. Michigan St.		Since August 2015		and Counsel,
Milwaukee, WI 53202				U.S. Bancorp Fund
Age: 43				Services, LLC
(May 2006-Present)

Mark Quade, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Since June 2015		U.S. Bancorp Fund Services,
Milwaukee, WI 53202				LLC (2013-present);
Age: 33				Law Clerk, U.S. Bancorp
(2012-2013);
Graduate, University of
Minnesota Law School (2010-
2013)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

ADDITIONAL INFORMATION (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 11.16% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was 11.16% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100.00%.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2015

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER	Cove Street Capital, LLC
2101 El Segundo Boulevard, Suite 302
El Segundo, CA 90245

DISTRIBUTOR	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN	U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL	Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2015 and September 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$14,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 7, 2015

* Print the name and title of each signing officer under his or her signature.